UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2024

Par Pacific Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36550	84-1060803
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Town & Country Lane, Suite 1500 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

(281) 899-4800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	PARR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Third Amendment to the ABL Loan Agreement

On March 22, 2024, Par Pacific Holdings, Inc., a Delaware corporation (the “Company”), Par Petroleum, LLC, a Delaware limited liability company (“Par LLC”), Par Hawaii, LLC, a Delaware limited liability company (“Par Hawaii”), Hermes Consolidated, LLC, a Delaware limited liability company (“Hermes”), Wyoming Pipeline Company LLC, a Wyoming limited liability company (“WPC”), Par Montana, LLC, a Delaware limited liability company (“Par Montana”), Par Rocky Mountain Midstream, LLC, a Delaware limited liability company (“Par Rocky”), U.S. Oil & Refining Co., a Delaware corporation (“USOR”), Par Hawaii Refining, LLC, a Hawaii limited liability company (“PHR”), and certain wholly-owned direct or indirect subsidiaries of Par LLC, as guarantors, entered into that certain Third Amendment to Asset-Based Revolving Credit Agreement and Joinder Agreement, dated as of March 22, 2024 (the “Third ABL Amendment”), with Wells Fargo Bank, National Association, as administrative agent and collateral agent (in such capacity, the “ABL Agent”), and the lenders party thereto. The Third ABL Amendment amends that certain Asset-Based Revolving Credit Agreement, dated as of April 26, 2023 (as amended, supplemented or otherwise modified, the “ABL Loan Agreement”), among the Company, Par LLC, Par Hawaii, Hermes, WPC, Par Montana, Par Rocky, the ABL Agent and the lenders party thereto.

The Third ABL Amendment provided for, among other things, (i) incremental commitments that increase the total revolver commitment under the ABL Loan Agreement to $1,400,000,000, (ii) joinder of PHR to the ABL Loan Agreement as a Borrower and (iii) certain other amendments to the ABL Loan Agreement to permit a new intermediation facility in favor of PHR, in each case subject to the satisfaction of certain conditions set forth in the Third ABL Amendment, including the termination of the Company’s existing intermediation agreement.

The foregoing description of the Third ABL Amendment is qualified in its entirety by reference to the Third ABL Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided under Item 1.01 of this Current Report on Form 8-K regarding the transaction described therein is also responsive to Item 2.03 of this Current Report on Form 8-K and is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1
Third Amendment to Asset-Based Revolving Credit Agreement and Joinder Agreement, dated as of March 22, 2024, among Par Pacific Holdings, Inc., Par Petroleum, LLC, Par Hawaii, LLC, Hermes Consolidated, LLC, Wyoming Pipeline Company LLC, Par Montana, LLC, Par Rocky Mountain Midstream, LLC, U.S. Oil & Refining Co., Par Hawaii Refining, LLC, the other loan parties party thereto, Wells Fargo Bank, National Association, as administrative agent and collateral agent, and the lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 2024

PAR PACIFIC HOLDINGS, INC.

By:	/s/ Jeffrey R. Hollis
Jeffrey R. Hollis
Senior Vice President, General Counsel and Secretary